EXHIBIT 99.1

PRESSRELEASE www.HelixESG.com

Helix Energy Solutions Group, Inc. ●	3505 W. Sam Houston Parkway N., Suite 400	●	Houston, TX 77043	●	281-618-0400	●	fax: 281-618-0505

For Immediate Release							22-009

Date: May 17, 2022	Contact:	Erik Staffeldt
Executive Vice President & CFO

Helix Energy Solutions to Acquire

Alliance Companies in Gulf of Mexico

Expanded decommissioning presence represents
significant step for Helix’s Energy Transition business model

HOUSTON, TX – Helix Energy Solutions Group, Inc. (“Helix”) (NYSE: HLX) announced today that it has entered into a definitive agreement to acquire 100% of the equity interests of the Alliance group of companies (collectively “Alliance”) for $120 million cash at closing, plus the potential for post-closing earnout consideration.

Alliance Overview

Alliance is a Louisiana-based privately held company that provides services in support of the upstream and midstream industries in the Gulf of Mexico shelf, including offshore oil field decommissioning and reclamation, project management, engineered solutions, intervention, maintenance, repair, heavy lift and commercial diving services.

Transaction Highlights

●	Aligns with Helix’s Energy Transition business model, by expanding its decommissioning presence in the Gulf of Mexico shelf and advancing Helix’s ESG initiatives by responsibly supporting end-of-life requirements of oil and gas projects
●	Augments Helix’s decommissioning and life-of-field maintenance service capabilities through the addition of Alliance’s comprehensive shallow water assets, including a fleet of Jones Act-compliant lift boats, offshore supply vessels, a heavy lift derrick barge and diving vessels, as well as plug and abandonment systems, coiled tubing systems and snubbing units
●	Positions Helix to further penetrate the North America decommissioning market, with published reports forecasting nearly $3 billion of decommissioning expenditures between 2022 and 2025, and potential to expand into the global market
●	Based on the assets being acquired, the parties’ assumptions and market conditions, and anticipating Alliance potential annual EBITDA[1] in excess of $30-40 million, the transaction is expected to add accretive free cash flow[1] and diversify Helix’s asset base and revenue stream, at an attractive valuation

●	Preserves strong financial position and liquidity,[1] as Helix’s pro forma[2] cash, liquidity and net debt[1] would approximate $145 million, $186 million and $119 million, respectively
●	Enhances financial performance outlook, with expected continued improvements in free cash flow resulting in expected strong liquidity and leverage position

Management Commentary

“Based on a number of market and regulatory drivers and our current expectations, we fully believe that the offshore oil and gas decommissioning market will grow significantly in the near term,” said Owen Kratz, Helix’s President and Chief Executive Officer. “This acquisition complements Helix’s present deepwater abandonment offerings by adding shelf and facility abandonment capabilities, and significantly enhances our position as a full-field abandonment services provider, both in the Gulf of Mexico and globally. We also see possibilities to expand our opportunities within our existing late-life production business. We are thrilled at the prospect of adding Alliance to the Helix family, and we believe this acquisition is a meaningful step in Helix’s responsible participation in this age of Energy Transition.”

“This transaction represents the culmination of many years of hard work, as we have grown Alliance from the ground up,” commented Steve Williams, owner of Alliance. “Our recent successes in acquiring and developing businesses and assets to establish Alliance as an offshore shallow water energy services company has led us to Helix, who we see as the industry standard in deepwater energy services. We are excited for the potential combination of Helix and Alliance and the value proposition we can bring to our customers.”

Transaction Details

The purchase price is equal to $120 million of cash at closing, plus the potential for post-closing earnout consideration payable in 2024, in the event the Alliance business achieves certain financial metrics in 2022 and 2023. Helix has the option to pay any earnout consideration in cash, Helix stock, or a combination thereof. The agreement contains customary terms and conditions, including representations, warranties and covenants including buyer-side protections.

The acquisition is expected to close mid-2022 and is subject to regulatory approvals and other customary conditions. There is no guarantee that the transaction will be consummated on the terms or timeframe currently contemplated, or at all.

About Helix

Helix Energy Solutions Group, Inc., headquartered in Houston, Texas, is an international offshore energy services company that provides specialty services to the offshore energy industry, with a focus on well intervention and robotics operations. For more information about Helix, please visit www.helixesg.com.

Non-GAAP Financial Measures

1 This press release makes reference to EBITDA, free cash flow, liquidity and net debt, which are non-GAAP financial measures. EBITDA is defined as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Free cash flow is defined as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $80 million ABL facility and excludes restricted cash. Net debt is calculated as long-term debt including current maturities of long-term debt less cash and cash equivalents and restricted cash.

2 Pro forma amounts represent March 31, 2022 balances, adjusted for payment of the transaction purchase price with cash on hand, previously scheduled repayment of debt, and the release of cash collateral on a temporary importation bond.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks, uncertainties and assumptions that could cause results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the proposed transaction, the COVID-19 pandemic and oil price volatility and their respective effects and results, protocols and plans, current work continuing, the spot market, spending and cost reduction plans and the ability to manage changes; strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding plans, strategies and objectives for future operations; any statements regarding the ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding environmental, social and governance (“ESG”) initiatives; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; the ability to secure and realize backlog; the effectiveness of ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in reports filed with the Securities and Exchange Commission (“SEC”), including those most recently filed Annual Report on Form 10-K and in other filings with the SEC, which are available free of charge on the SEC’s website at www.sec.gov. The parties assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law.